February 27, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:	American Republic Variable Annuity Account
File Number:	811-4921
Filing:	Rule 30b2 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), American Republic Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on February 23, 2015, the AllianceBernstein Variable Products Series Fund (811-05398) filed its annual report with the Commission via EDGAR.  To the extent necessary, that filing is incorporated herein by reference.  This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

Timothy Hall
Senior Vice President and
Chief Operating Officer